Income Taxes	12 Months Ended
Mar. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

14.  Income Taxes

Income tax benefit (expense) includes income taxes currently payable and those deferred because of temporary differences between the financial statement and tax bases of assets and liabilities. Income tax benefit (expense) consists of the following components:

	Years Ended 31 March
(Millions of US dollars)	2014	2013	2012

Income from operations before income taxes:
Domestic	$141.6	$110.6	$97.1
Foreign	(87.0)	(76.9)	54.0

Total income before income taxes	$54.6	$33.7	$151.1

Income tax benefit (expense):
Current:
Domestic	$(8.9)	$(5.3)	$(2.5)
Foreign	44.6	(14.7)	454.3

Current income tax benefit (expense)	35.7	(20.0)	451.8

Deferred:
Domestic	(3.3)	0.7	(4.2)
Foreign	12.5	31.1	5.6

Deferred income tax benefit	9.2	31.8	1.4

Total income tax benefit	$44.9	$11.8	$453.2

Income tax benefit (expense) computed at the statutory rates represents taxes on income applicable to all jurisdictions in which the Company conducts business, calculated at the statutory income tax rate in each jurisdiction multiplied by the pre-tax income attributable to that jurisdiction.

Income tax benefit (expense) is reconciled to the tax at the statutory rates as follows:

	Years Ended 31 March
(Millions of US dollars)	2014	2013	2012
Income tax benefit (expense) at statutory tax rates	$6.2	$8.8	$(28.4)
US state income taxes, net of the federal benefit	(1.8)	(0.1)	(0.8)
Asbestos - effect of foreign exchange	30.2	(0.3)	(1.9)
Expenses not deductible	(2.1)	(2.0)	(0.7)
Non-assessable items	0.6	1.8	0.4
Repatriation of foreign earnings	-	2.7	(0.1)
Amortisation of intangibles	1.7	2.0	1.7
Taxes on foreign income	(2.9)	(1.6)	2.6
Tax assessment in dispute	10.7	-	478.4
Other items	2.3	0.5	2.0

Total income tax benefit	$44.9	$11.8	$453.2

Effective tax rate	(82.2% )	(35.0% )	(299.9% )

Deferred tax balances consist of the following components:

	31 March
(Millions of US dollars)	2014	2013
Deferred tax assets:
Asbestos liability	$471.8	$452.7
Other provisions and accruals	52.5	56.5
Net operating loss carryforwards	12.8	18.9
Foreign tax credit carryforwards	135.4	123.9
Capital loss carryforwards	-	34.5

Total deferred tax assets	672.5	686.5
Valuation allowance	(142.4)	(165.1)

Total deferred tax assets, net of valuation allowance	530.1	521.4

Deferred tax liabilities:
Depreciable and amortisable assets	(111.2)	(110.8)
Other	(6.9)	(7.8)

Total deferred tax liabilities	(118.1)	(118.6)

Net deferred tax assets	$412.0	$402.8

The Company establishes a valuation allowance against a deferred tax asset if it is more likely than not that some portion or all of the deferred tax asset will not be realised.

At 31 March 2014, the Company had European tax loss carry-forwards of approximately US$7.0 million that are available to offset future taxable income, of which US$5.6 million will never expire. Carry-forwards of US$1.4 million will expire in fiscal years 2016 through 2022. At 31 March 2014, the Company had a 100% valuation allowance against the European tax loss carry-forwards.

The Company determined that US$34.5 million of the Australian deferred tax assets which had a 100% valuation allowance at 31 March 2013 were unlikely to be realised and had effectively expired. The deferred tax asset and the related valuation allowance were written off and had no impact to the consolidated statement of operations during the year ended 31 March 2014.

At 31 March 2014, the Company had foreign tax credit carry-forwards of US$135.4 million that are available to offset future taxes payable. At 31 March 2014, the Company had a 100% valuation allowance against the foreign tax credit carry-forwards.

In determining the need for and the amount of a valuation allowance in respect of the Company’s asbestos related deferred tax asset, management reviewed the relevant empirical evidence, including the current and past core earnings of the Australian business and forecast earnings of the Australian business considering current trends. Although realisation of the deferred tax asset will occur over the life of the AFFA, which extends beyond the forecast period for the Australian business, Australia provides an unlimited carry-forward period for tax losses. Based upon managements’ review, the Company believes that it is more likely than not that the Company will realise its asbestos related deferred tax asset and that no valuation allowance is necessary as of 31 March 2014. In the future, based on review of the empirical evidence by management at that time, if management determines that realisation of its asbestos related deferred tax asset is not more likely than not, the Company may need to provide a valuation allowance to reduce the carrying value of the asbestos related deferred tax asset to its realisable value.

At 31 March 2014, the undistributed earnings of non-Irish subsidiaries approximated US$675.3 million. The Company intends to indefinitely reinvest its undistributed earnings of the majority of its subsidiaries owned by its US subsidiary and has not provided for taxes that would be payable upon remittance of those earnings. The amount of the potential deferred tax liability related to these undistributed earnings is impracticable to determine at this time.

Due to the size and nature of its business, the Company is subject to ongoing reviews by taxing jurisdictions on various tax matters. The Company accrues for tax contingencies based upon its best estimate of the taxes ultimately expected to be paid, which it updates over time as more information becomes available. Such amounts are included in taxes payable or other non-current liabilities, as appropriate. If the Company ultimately determines that payment of these amounts is unnecessary, the Company reverses the liability and recognises a tax benefit during the period in which the Company determines that the liability is no longer necessary. The Company records additional tax expense in the period in which it determines that the recorded tax liability is less than the ultimate assessment it expects.

In fiscal years 2014, 2013 and 2012, the Company recorded an income tax benefit of US$0.3 million, income tax expense of US$0.2 million and US$0.5 million, respectively, as a result of the finalisation of certain tax audits (whereby certain matters were settled), the expiration of the statute of limitations related to certain tax positions.

Taxing authorities from various jurisdictions in which the Company operates are in the process of auditing the Company’s respective jurisdictional income tax returns for various ranges of years. The Company accrues income tax liabilities in connection with ongoing audits and reviews based on knowledge of all relevant facts and circumstances, taking into account existing tax laws, its experience with previous audits and settlements, the status of current tax examinations and how the tax authorities view certain issues.

Unrecognised Tax Benefits

A reconciliation of the beginning and ending amount of unrecognised tax benefits and interest and penalties are as follows:

(US$ millions)	Unrecognised tax benefits	Interest and Penalties

Balance at 31 March 2011	$185.5	$196.3

Additions for tax positions of the current year	0.2	-
Additions for tax positions of prior year	-	6.1
Settlements paid during the current period	(184.4)	(208.9)
Other reductions for the tax positions of prior periods	(5.2)	-
Foreign currency translation adjustment	6.5	7.4

Balance at 31 March 2012	$2.6	$0.9

Additions for tax positions of the current year	0.1	-
Additions for tax positions of prior year	2.6	(0.1)
Expiration of statute of limitations	(2.8)	(0.7)
Other reductions for the tax positions of prior periods	(1.0)	-

Balance at 31 March 2013	$1.5	$0.1

Additions for tax positions of the current year	0.1	-
Additions for tax positions of prior year	0.1	-
Settlements paid during the current period	(1.2)	-
Other reductions for the tax positions of prior periods	-	(0.1)

Balance at 31 March 2014	$0.5	$-

As of 31 March 2014, the total amount of unrecognised tax benefits and the total amount of interest and penalties accrued or prepaid by the Company related to unrecognised tax benefits that, if recognised, would affect the tax expense is US$0.5 million and nil, respectively.

The Company recognises penalties and interest accrued related to unrecognised tax benefits in income tax expense. During the year ended 31 March 2014, income of US$0.1 million relating to interest and penalties was recognised within income tax expense arising from movements in unrecognised tax benefits. During the year ended 31 March 2013, the total amount of interest and penalties recognised in income tax expense was US$0.8 million.

The liabilities associated with uncertain tax benefits are included in other non-current liabilities on the Company’s consolidated balance sheet.

A number of years may elapse before an uncertain tax position is audited or ultimately resolved. It is difficult to predict the ultimate outcome or the timing of resolution for uncertain tax positions. It is reasonably possible that the amount of unrecognised tax benefits could significantly increase or decrease within the next twelve months. These changes could result from the settlement of ongoing litigation, the completion of ongoing examinations, the expiration of the statute of limitations, or other circumstances. At this time, an estimate of the range of the reasonably possible change cannot be made.

Interest Payments from ATO

During the fourth quarter ended 31 March 2012, the ATO provided a refund of US$396.3 million to RCI Pty Ltd (“RCI”), a wholly owned subsidiary of the Company, resulting from RCI’s successful appeal of a disputed amended tax assessment related to RCI’s income tax return for its 1999 fiscal year. The facts and circumstances relating to RCI’s successful appeal of the disputed amended tax assessment were fully disclosed in the notes to the Company’s Consolidated Financial Statements as of and for the year ended 31 March 2012.

On 4 November 2013, the ATO notified RCI that RCI was entitled to a final additional amount of interest of A$17.3 million (US$15.4 million) in respect of amounts paid by RCI to the ATO while the appeal of the disputed amended tax assessment was in process. This final amount of interest was received from the ATO on 7 January 2014. As the receipt of this interest from the ATO relates to RCI’s successful appeal of its disputed amended tax assessment, the additional interest, net of tax, is included in Income tax benefit in the Company’s Consolidated Statements of Operations and Comprehensive Income for the year ended 31 March 2014.